UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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Filed by a party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

TrueCar, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Important Information

The following communications relate to the proposed acquisition of TrueCar, Inc., a Delaware corporation (the “Company” or “TrueCar”), by Fair Holdings, Inc., a Delaware corporation (“Parent”), and Rapid Merger Subsidiary, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Subsidiary”), pursuant to the Agreement and Plan of Merger, dated as of October 14, 2025, among the Company, Parent and Merger Subsidiary. Parent is led by TrueCar founder Scott Painter and backed by an equity commitment from Alpha Auto 2, LLC, a Florida limited liability company (the “Investor”).

On October 15, 2025, the Company distributed (i) an email message to all employees of the Company announcing the proposed transaction and containing a set of frequently asked questions for employees, (ii) an email message to the Company’s dealer customers and (iii) an email message to the Company’s network of affinity partners.

Cautionary Note Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts, such as statements regarding the Company’s expectations, intentions or strategies regarding the future. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “accelerate,” “aim,” “ambition,” “anticipate,” “approximate,” “aspire,” “assume,” “believe,” “can,” “continue,” “could,” “create,” “enable,” “estimate,” “expect,” “extend,” “forecast,” “future,” “goal,” “guidance,” “intend,” “long-term,” “may,” “model,” “ongoing,” “opportunity,” “outlook,” “plan,” “position,” “possible,” “potential,” “predict,” “preliminary,” “project,” “seek,” “should,” “strive,” “target,” “transform,” “trend,” “vision,” “will,” “would,” and variations of these terms or other similar expressions, although not all forward-looking statements contain these words. Such statements include, but are not limited to, statements regarding the proposed transaction, the Company’s ability to consummate the proposed transaction on the expected timeline or at all, the anticipated benefits of the proposed transaction, and the terms and the impact of the proposed transaction on the Company’s future business, results of operations and financial condition, and the sources and scope of the expected financing in connection with the proposed transaction. Forward-looking statements are based on current estimates, assumptions and beliefs and are subject to known and unknown risks and uncertainties, many of which are beyond the Company’s control, that may cause actual results to vary materially from those indicated by such forward-looking statements. Such risks and uncertainties include, but are not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) the ability of the Investor and Parent to obtain the additional financing required in connection with the proposed transaction; (iii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the receipt of certain regulatory approvals (if required) and stockholder approval; (iv) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the transaction agreements, including in circumstances requiring the Company to pay a termination fee; (v) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results and business generally; (vi) the risk that the proposed transaction disrupts the Company’s current plans and operations; (vii) the Company’s ability to retain and hire key personnel and maintain relationships with key business partners and customers, and others with whom it does business; (viii) risks related to diverting management’s attention from the Company’s ongoing business operations; (ix) significant or unexpected costs, charges or expenses resulting from the proposed transaction; (x) potential litigation relating to the proposed transaction that could be instituted against the parties to the transaction agreements or their respective directors, managers or officers, including the effects of any outcomes related thereto; (xi) uncertainties related to the continued availability of capital and financing; (xii) certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xiii) uncertainty as to timing of completion of the proposed transaction; (xiv) the Company’s ability to solicit an alternative transaction during the “Go-Shop” period; (xv) the impact of adverse general and industry-specific economic and market conditions; and (xvi) other risks described in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including under the heading “Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2024, and any Quarterly Report on Form 10-Q or Current Report on Form 8-K that contain updates thereto. Forward looking statements included herein are made only as of the date hereof and the Company does not undertake any obligation to update any forward looking statements as a result of new information, future developments or otherwise, except as required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company will file with the SEC a definitive proxy statement on Schedule 14A relating to its special meeting of stockholders, which will be mailed to the Company’s stockholders. The Company may file or furnish other documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, PARENT AND THE PROPOSED TRANSACTION.

Stockholders may obtain free copies of the proxy statement (when available) and other documents the Company files with the SEC from the SEC’s website at www.sec.gov or through the Investors portion of the Company’s website at https://ir.truecar.com under the link “Financials” and then under the link “SEC Filings” or by contacting the Company’s Investor Relations team by e-mail at investors@truecar.com.

Participants in the Solicitation

The Company and its directors, executive officers, certain other members of management and certain employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is contained in the Company’s definitive proxy statement for its 2025 annual meeting of stockholders filed with the SEC on April 8, 2025 under the sections entitled “Executive Officers, Directors and Corporate Governance,” “Security Ownership of Certain Beneficial Owners and Management” and “Compensation Discussion and Analysis.” To the extent that holdings of the Company’s securities have changed since the amounts set forth in the Company’s proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their interests will be contained in the proxy statement and other relevant materials to be filed with the SEC relating to the proposed transaction. These documents can be obtained (when available) free of charge from the sources indicated above.

Email to Employees

Subject: Important News: TrueCar to Be Acquired and Go Private

Dear Crew,

We have exciting news to share! Today marks the beginning of an important new chapter for TrueCar. We’ve announced that TrueCar has reached an agreement to be acquired by a group of investors led by TrueCar founder Scott Painter, a move that will transition us into a privately held company. This step forward has the full support of our largest stockholder and was unanimously approved by our Board of Directors.

Becoming a private company represents a change in ownership but our dedication to our consumers and dealers will not change. We have tremendous confidence in the potential of the TrueCar platform and team.

Today, our focus remains steadfast: to serve our consumers and dealer partners with excellence. We will continue to be here for our dealer clients — building tools and programs that make it easier to grow their businesses through TrueCar.

One of our greatest strengths has always been our affinity network, and that focus will endure as we continue to deliver value through OEM incentives, better service, and greater convenience for members looking to acquire, trade, or sell their cars.

We currently expect the transaction to close by the end of 2025 or in early 2026, at which point TrueCar will officially become a private company. However, the transaction is still subject to various closing conditions and we cannot guarantee that it will close on this timeline or at all.

Scott Painter, who founded TrueCar in 2005 before departing in 2015, will return as the company’s Chief Executive Officer following the close of the transaction. Until then, it’s business as usual — no changes to our leadership, structure, or objectives. We’ll continue executing on our plans and driving momentum as an independent, publicly traded company.

For employees, your existing unvested equity will continue to vest as usual up to the close of the transaction. Details on the treatment of your vested and unvested equity holdings in connection with the closing of the transaction are provided in the FAQS linked below.

I’ve attached our official press release and an FAQ for additional information.

To discuss next steps and answer any questions about today’s announcement, please join us for a Pulse & Progress session today at 9:00 a.m. PT. A calendar invite with the Zoom link will follow shortly.

This milestone reflects everything we’ve built together — our perseverance, our innovation, and our shared belief in TrueCar’s mission. As we take this next step, we’re positioning TrueCar for long-term success.

Thank you for all that you do. The best chapters of TrueCar’s story are still ahead.

Best,

Jantoon

Chief Executive Officer

Employee FAQ

1.	Who is buying TrueCar?

TrueCar has entered into an agreement to be acquired by an investor group led by TrueCar founder Scott Painter. Upon completion of the transaction, TrueCar will be a private company. We expect the investor group to have deep operational experience, industry insight, and a long-term focus on innovation, united around a shared commitment to supporting TrueCar as the most transparent and trusted platform in auto retail.

2.	How does this transaction benefit TrueCar?

TrueCar is a publicly traded company, so it is the duty of our Board of Directors to deliver the best outcome for our stockholders. We believe this transaction does that, delivering an all-cash premium.

We have made huge strides building a differentiated network of affinity partners and a powerful lead generation platform that connects dealers and OEMs with buyers. This transaction is a win-win for TrueCar, our investors, our affinity partner network, Certified Dealers and car buyers. The investor group would bring deep operational experience, industry insight, and long-term commitment to innovation, which should help TrueCar in its next chapter.

3.	Who is Scott Painter?

Scott is the founder and former CEO of TrueCar. He helped establish TrueCar as a leading car buying platform and is deeply committed to advancing our mission and supporting our success. Scott is extremely excited to get to know the TrueCar team.

4.	When does this transaction close and what can we expect between now and then?

The pending transaction is expected to close in the fourth quarter of 2025 or early 2026, following the receipt of stockholder approval and satisfaction of other customary closing conditions. Until the transaction closes, we will continue to operate as an independent, publicly traded company.

The best thing you can do is stay focused on your day-to-day responsibilities. We will keep you informed as there are updates to share.

5.	What does this mean for employees?

Between now and close, we are operating as an independent, publicly traded company and it is business as usual. There are no changes to your role, responsibilities or reporting structure.

The buyer recognizes that TrueCar’s employees are the foundation of its success. They are excited about our talented team, share our confidence in TrueCar’s future, and are excited to work with us to cement TrueCar’s position as a leading car buying platform.

6.	Will we keep our name and brand once the transaction closes?

Yes, the business will continue to operate under the TrueCar name and brand.

7.	Will our compensation, benefits or bonus structures change as a result of this transaction?

Until the transaction closes, we will continue to operate as an independent, publicly traded company. There are no changes to compensation, benefits or bonus structures.

During the first 12 months following closing, the buyer has committed to paying compensation (salaries or hourly wages, as applicable, as well as annual bonuses) to each continuing employee that is not substantially less than the compensation paid before closing and providing other benefits that are comparable to the benefits currently provided.

8.	Are there any changes to the Sales Incentive Plans?

Sales Incentive Plans will continue under the current plan guidelines. Employees with a Sales Incentive Bonus Plan will continue to earn incentives as outlined in your plan.

9.	What happens to my TrueCar stock?

Upon the closing of the transaction, stockholders will receive $2.55 in cash for each share of TrueCar stock owned.

Until the transaction closes, TrueCar stock will continue to trade on the public market.

10.	What happens to my vested and unvested equity awards?

•	Until closing, equity awards will continue to vest in the ordinary course and TrueCar stock will continue to trade on the public market.

•	Vested equity awards will be paid out in cash within 60 days after the closing of the transaction, with the cash amount per share equal to $2.55. Payments will be subject to applicable taxes.

•	Time-Based Awards:

i.	For employees who continue to work for the Company post-Closing, any unvested equity awards will be converted into a cash award that will continue to vest and become payable in accordance with the existing vesting terms for the converted award (subject to the employee’s continued service with TrueCar through the applicable vesting date), with the cash amount per share equal to $2.55. All payments will be subject to tax withholding.

•	Performance-Based Awards:

i.	Holders of PSUs that are vested or vest in connection with the transaction will receive cash in an amount equal to $2.55 per share. All payments will be subject to tax withholding. PSUs will vest in the manner provided for in the applicable PSU agreements with respect to a change in control.

•	Stock Options

i.	Holders of company stock options that are outstanding but not exercised will receive cash in an amount equal to $2.55 minus the applicable exercise price for such option, for each option, subject to applicable taxes.

ii.	Out-of-the-money company stock options will be cancelled for no consideration

•	We will share more information on the treatment for current outstanding equity awards when available.

11.	Will I continue to be subject to trading windows?

Yes. Since we continue to operate as a public company until close, all trading windows and blackout periods still apply, including our regularly scheduled quarterly blackout that will remain in effect until one full trading day after our quarterly earnings are announced.

12.	Will there be new equity awards for employees after close?

While nothing has been determined, we expect to work with the investor group to develop a competitive compensation program following the closing as a private company.

13.	What does this mean for hiring?

We are continuing with our current hiring strategy, subject to certain limitations and approval requirements set forth in the merger agreement.

14.	Does this impact any of the existing approval processes and budgets?

No, for now, approval processes and budgets remain the same.

15.	What does it mean to become a private company? Are there differences we will notice?

As a private company, TrueCar stock will no longer trade on any public exchange. The Company will no longer have quarterly reporting requirements or public stockholders.

16.	Can I post about the pending transaction on social media?

We ask that you please refrain from posting or otherwise commenting publicly, consistent with our policies and social media guidelines.

17.	What do I do if I’m contacted by the media, investors or other third parties?

Consistent with company policy, please do not respond, and immediately forward inquiries from investors or analysts to Oliver Foley. Inquiries from the media or other outside parties should be sent to our Corporate Communications mailbox, communications@truecar.com.

18.	Who do I contact if I have further questions?

If you have any additional questions, please feel free to reach out to your manager or a member of the executive leadership team.

Please keep in mind that it is early in the process, and we don’t have all of the answers today. We will keep you informed as we have updates to share.

Additional Information and Where to Find It

In connection with the proposed transaction between TrueCar, Inc. (the “Company”) and Fair Holdings, Inc. (“Fair Holdings”), the Company will file with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A relating to its special meeting of stockholders, which will be mailed to the Company’s stockholders. The Company may file or furnish other documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, FAIR HOLDINGS AND THE PROPOSED TRANSACTION.

Stockholders may obtain free copies of the proxy statement (when available) and other documents the Company files with the SEC from the SEC’s website at www.sec.gov or through the Investors portion of the Company’s website at https://ir.truecar.com under the link “Financials” and then under the link “SEC Filings” or by contacting the Company’s Investor Relations team by e-mail at investors@truecar.com.

Participants in the Solicitation

The Company and its directors, executive officers, certain other members of management and certain employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is contained in the Company’s definitive proxy statement for its 2025 annual meeting of stockholders filed with the SEC on April 8, 2025 under the sections entitled “Executive Officers, Directors and Corporate Governance,” “Security Ownership of Certain Beneficial Owners and Management” and “Compensation Discussion and Analysis.” To the extent that holdings of the Company’s securities have changed since the amounts set forth in the Company’s proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their interests will be contained in the proxy statement and other relevant materials to be filed with the SEC relating to the proposed transaction. These documents can be obtained (when available) free of charge from the sources indicated above.

Cautionary Note Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts, such as statements regarding the Company’s expectations, intentions or strategies regarding the future. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “accelerate,” “aim,” “ambition,” “anticipate,” “approximate,” “aspire,” “assume,” “believe,” “can,” “continue,” “could,” “create,” “enable,” “estimate,” “expect,” “extend,” “forecast,” “future,” “goal,” “guidance,” “intend,” “long-term,” “may,” “model,” “ongoing,” “opportunity,” “outlook,” “plan,” “position,” “possible,” “potential,” “predict,” “preliminary,” “project,” “seek,” “should,” “strive,” “target,” “transform,” “trend,” “vision,” “will,” “would,” and variations of these terms or other similar expressions, although not all forward-looking statements contain these words. Such statements include, but are not limited to, statements regarding the proposed transactions, the Company’s ability to consummate the proposed transactions on the expected timeline or at all, the anticipated benefits of the proposed transactions, the terms and the impact of the proposed transactions on the Company’s future business, results of operations and financial condition, and the sources and scope of the expected financing in connection with the proposed transaction. Forward-looking statements are based on current estimates, assumptions and beliefs and are subject to known and unknown risks and uncertainties, many of which are beyond the Company’s control, that may cause actual results to vary materially from those indicated by such forward-looking statements. Such risks and uncertainties include, but are not limited to: (i) the risk that the proposed transactions may not be completed in a timely manner or at all; (ii) the ability of the Fair Holdings and its investor to obtain the additional financing required in connection with the proposed transaction; (iii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the receipt of certain regulatory approvals (if required) and stockholder approval; (iv) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the transaction agreements, including in circumstances requiring the Company to pay a termination fee; (v) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results and business generally; (vi) the risk that the proposed transaction disrupts the Company’s current plans and operations; (vii) the Company’s ability to retain and hire key personnel and maintain relationships with key business partners and customers, and others with whom it does business; (viii) risks related to diverting management’s attention from the Company’s ongoing business operations; (ix) significant or unexpected costs, charges or expenses resulting from the proposed transaction; (x) potential litigation relating to the proposed transactions that could be instituted against the parties to the transaction agreements or their respective directors, managers or officers, including the effects of any outcomes related thereto; (xi) uncertainties related to the continued availability of capital and financing; (xii) certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xiii) uncertainty as to timing of completion of the proposed transaction; (xiv) the Company’s ability to solicit an alternative transaction during the “Go-Shop” period; (xv) the impact of adverse general and industry-specific economic and market conditions; and (xvi) other risks described in the Company’s filings with the SEC, including under the heading “Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2024, and any Quarterly Report on Form 10-Q or Current Report on Form 8-K that contain updates thereto. Forward looking statements included herein are made only as of the date hereof and the Company does not undertake any obligation to update any forward looking statements as a result of new information, future developments or otherwise, except as required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement.

Email to Dealer Customers

Dear Valued Dealer,

I’m reaching out with exciting news about the future of TrueCar. We announced an agreement for TrueCar to be acquired by an investor group led by TrueCar founder Scott Painter. We believe this transaction is a win-win for TrueCar, our investors, our affinity partner network, Certified Dealers and car buyers. Following the completion of the transaction, TrueCar will be a privately held company.

Scott Painter, who founded TrueCar in 2005 before departing in 2015, will return as the Company’s Chief Executive Officer upon completion of the transaction. We also expect the investor group to have deep operational experience, industry insight, and a long-term focus on innovation, united around a shared commitment to supporting TrueCar as the most transparent and trusted platform in auto retail.

As a private company, TrueCar will have increased flexibility to invest in the business and cement our position as a leading car buying platform. We expect that True will continue to prioritize increasing affordability, transparency, and reliability for all parties and establishing trust through transparent and accurate data. As we provide an even more seamless car buying and selling experience on our platform, I am confident we will become an even stronger partner to you.

The transaction is expected to close in in the fourth quarter of 2025 or early 2026, subject to approval by TrueCar stockholders, receipt of regulatory approvals, if necessary, and satisfaction of customary closing conditions. Until then, TrueCar will remain a publicly traded company and we are operating as usual.

Your dedicated team at TrueCar will continue to serve as your trusted points of contact, ensuring seamless communication and continuity in our partnership. Should you have any questions or require any assistance, please do not hesitate to reach out to your designated team member.

On behalf of the entire TrueCar team, thank you for your continued support and partnership.

Sincerely,

Jantoon Reigersman

Chief Executive Officer

Additional Information and Where to Find It

In connection with the proposed transaction between TrueCar, Inc. (the “Company”) and Fair Holdings, Inc. (“Fair Holdings”), the Company will file with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A relating to its special meeting of stockholders, which will be mailed to the Company’s stockholders. The Company may file or furnish other documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, FAIR HOLDINGS AND THE PROPOSED TRANSACTION.

Stockholders may obtain free copies of the proxy statement (when available) and other documents the Company files with the SEC from the SEC’s website at www.sec.gov or through the Investors portion of the Company’s website at https://ir.truecar.com under the link “Financials” and then under the link “SEC Filings” or by contacting the Company’s Investor Relations team by e-mail at investors@truecar.com.

Participants in the Solicitation

The Company and its directors, executive officers, certain other members of management and certain employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is contained in the Company’s definitive proxy statement for its 2025 annual meeting of stockholders filed with the SEC on April 8, 2025 under the sections entitled “Executive Officers, Directors and Corporate Governance,” “Security Ownership of Certain Beneficial Owners and Management” and “Compensation Discussion and Analysis.” To the extent that holdings of the Company’s securities have changed since the amounts set forth in the Company’s proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their interests will be contained in the proxy statement and other relevant materials to be filed with the SEC relating to the proposed transaction. These documents can be obtained (when available) free of charge from the sources indicated above.

Cautionary Note Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts, such as statements regarding the Company’s expectations, intentions or strategies regarding the future. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “accelerate,” “aim,” “ambition,” “anticipate,” “approximate,” “aspire,” “assume,” “believe,” “can,” “continue,” “could,” “create,” “enable,” “estimate,” “expect,” “extend,” “forecast,” “future,” “goal,” “guidance,” “intend,” “long-term,” “may,” “model,” “ongoing,” “opportunity,” “outlook,” “plan,” “position,” “possible,” “potential,” “predict,” “preliminary,” “project,” “seek,” “should,” “strive,” “target,” “transform,” “trend,” “vision,” “will,” “would,” and variations of these terms or other similar expressions, although not all forward-looking statements contain these words. Such statements include, but are not limited to, statements regarding the proposed transactions, the Company’s ability to consummate the proposed transactions on the expected timeline or at all, the anticipated benefits of the proposed transactions, the terms and the impact of the proposed transactions on the Company’s future business, results of operations and financial condition, and the sources and scope of the expected financing in connection with the proposed transaction. Forward-looking statements are based on current estimates, assumptions and beliefs and are subject to known and unknown risks and uncertainties, many of which are beyond the Company’s control, that may cause actual results to vary materially from those indicated by such forward-looking statements. Such risks and uncertainties include, but are not limited to: (i) the risk that the proposed transactions may not be completed in a timely manner or at all; (ii) the ability of the Fair Holdings and its investor to obtain the additional financing required in connection with the proposed transaction; (iii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the receipt of certain regulatory approvals (if required) and stockholder approval; (iv) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the transaction agreements, including in circumstances requiring the Company to pay a termination fee; (v) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results and business generally; (vi) the risk that the proposed transaction disrupts the Company’s current plans and operations; (vii) the Company’s ability to retain and hire key personnel and maintain relationships with key business partners and customers, and others with whom it does business; (viii) risks related to diverting management’s attention from the Company’s ongoing business operations; (ix) significant or unexpected costs, charges or expenses resulting from the proposed transaction; (x) potential litigation relating to the proposed transactions that could be instituted against the parties to the transaction agreements or their respective directors, managers or officers, including the effects of any outcomes related thereto; (xi) uncertainties related to the continued availability of capital and financing; (xii) certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xiii) uncertainty as to timing of completion of the proposed transaction; (xiv) the Company’s ability to solicit an alternative transaction during the “Go-Shop” period; (xv) the impact of adverse general and industry-specific economic and market conditions; and (xvi) other risks described in the Company’s filings with the SEC, including under the heading “Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2024, and any Quarterly Report on Form 10-Q or Current Report on Form 8-K that contain updates thereto. Forward looking statements included herein are made only as of the date hereof and the Company does not undertake any obligation to update any forward looking statements as a result of new information, future developments or otherwise, except as required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement.

Email to Affinity Partners

Dear Affinity Partner

I’m reaching out with exciting news about the future of TrueCar. We announced an agreement for TrueCar to be acquired by an investor group led by TrueCar founder Scott Painter. We believe this transaction is a win-win for TrueCar, our investors, our affinity partner network, OEMs, Certified Dealers and car buyers. Following the completion of the transaction, TrueCar will be a privately held company.

Scott Painter, who founded TrueCar in 2005 before departing in 2015, will return as the Company’s Chief Executive Officer upon completion of the transaction. We also expect the investor group to have deep operational experience, industry insight, and a long-term focus on innovation, united around a shared commitment to supporting TrueCar as the most transparent and trusted platform in auto retail.

As a private company, we expect that TrueCar will have increased flexibility to invest in the business and cement TrueCar’s position as a leading car buying platform. Ultimately, this transaction is about creating a TrueCar that is positioned to better serve you and your members.

The transaction is expected to close in in the fourth quarter of 2025 or early 2026, subject to approval by TrueCar stockholders, receipt of regulatory approvals, if necessary, and satisfaction of customary closing conditions. Until then, TrueCar will remain a publicly traded company, and we are operating as usual.

Your dedicated team at TrueCar will continue to serve as your trusted points of contact, ensuring seamless communication and continuity in our partnership. Should you have any questions or require any assistance, please do not hesitate to reach out to your designated team member.

On behalf of the entire TrueCar team, thank you for your continued support and partnership.

Sincerely,

Jantoon Reigersman

Chief Executive Officer

Additional Information and Where to Find It

In connection with the proposed transaction between TrueCar, Inc. (the “Company”) and Fair Holdings, Inc. (“Fair Holdings”), the Company will file with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A relating to its special meeting of stockholders, which will be mailed to the Company’s stockholders. The Company may file or furnish other documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, FAIR HOLDINGS AND THE PROPOSED TRANSACTION.

Stockholders may obtain free copies of the proxy statement (when available) and other documents the Company files with the SEC from the SEC’s website at www.sec.gov or through the Investors portion of the Company’s website at https://ir.truecar.com under the link “Financials” and then under the link “SEC Filings” or by contacting the Company’s Investor Relations team by e-mail at investors@truecar.com.

Participants in the Solicitation

The Company and its directors, executive officers, certain other members of management and certain employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is contained in the Company’s definitive proxy statement for its 2025 annual meeting of stockholders filed with the SEC on April 8, 2025 under the sections entitled “Executive Officers, Directors and Corporate Governance,” “Security Ownership of Certain Beneficial Owners and Management” and “Compensation Discussion and Analysis.” To the extent that holdings of the Company’s securities have changed since the amounts set forth in the Company’s proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their interests will be contained in the proxy statement and other relevant materials to be filed with the SEC relating to the proposed transaction. These documents can be obtained (when available) free of charge from the sources indicated above.

Cautionary Note Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts, such as statements regarding the Company’s expectations, intentions or strategies regarding the future. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “accelerate,” “aim,” “ambition,” “anticipate,” “approximate,” “aspire,” “assume,” “believe,” “can,” “continue,” “could,” “create,” “enable,” “estimate,” “expect,” “extend,” “forecast,” “future,” “goal,” “guidance,” “intend,” “long-term,” “may,” “model,” “ongoing,” “opportunity,” “outlook,” “plan,” “position,” “possible,” “potential,” “predict,” “preliminary,” “project,” “seek,” “should,” “strive,” “target,” “transform,” “trend,” “vision,” “will,” “would,” and variations of these terms or other similar expressions, although not all forward-looking statements contain these words. Such statements include, but are not limited to, statements regarding the proposed transactions, the Company’s ability to consummate the proposed transactions on the expected timeline or at all, the anticipated benefits of the proposed transactions, the terms and the impact of the proposed transactions on the Company’s future business, results of operations and financial condition, and the sources and scope of the expected financing in connection with the proposed transaction. Forward-looking statements are based on current estimates, assumptions and beliefs and are subject to known and unknown risks and uncertainties, many of which are beyond the Company’s control, that may cause actual results to vary materially from those indicated by such forward-looking statements. Such risks and uncertainties include, but are not limited to: (i) the risk that the proposed transactions may not be completed in a timely manner or at all; (ii) the ability of the Fair Holdings and its investor to obtain the additional financing required in connection with the proposed transaction; (iii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the receipt of certain regulatory approvals (if required) and stockholder approval; (iv) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the transaction agreements, including in circumstances requiring the Company to pay a termination fee; (v) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results and business generally; (vi) the risk that the proposed transaction disrupts the Company’s current plans and operations; (vii) the Company’s ability to retain and hire key personnel and maintain relationships with key business partners and customers, and others with whom it does business; (viii) risks related to diverting management’s attention from the Company’s ongoing business operations; (ix) significant or unexpected costs, charges or expenses resulting from the proposed transaction; (x) potential litigation relating to the proposed transactions that could be instituted against the parties to the transaction agreements or their respective directors, managers or officers, including the effects of any outcomes related thereto; (xi) uncertainties related to the continued availability of capital and financing; (xii) certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xiii) uncertainty as to timing of completion of the proposed transaction; (xiv) the Company’s ability to solicit an alternative transaction during the “Go-Shop” period; (xv) the impact of adverse general and industry-specific economic and market conditions; and (xvi) other risks described in the Company’s filings with the SEC, including under the heading “Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2024, and any Quarterly Report on Form 10-Q or Current Report on Form 8-K that contain updates thereto. Forward looking statements included herein are made only as of the date hereof and the Company does not undertake any obligation to update any forward looking statements as a result of new information, future developments or otherwise, except as required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement.